                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 30, 2003
                                                  ------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                         0-3319                 13-1784308
--------------------------------------------------------------------------------
   (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation)               File Number)         Identification No.)

One Commerce Park, Valhalla, New York                                   10595
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (914) 686-3600
                                                    -----------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS.
            -------------

            On  October  30,  2003,  the  Registrant  announced  plans  to issue financial  results for the Registrant's  fiscal year ended August 2,
            2003 on Monday, November 3, 2003 and to conduct a conference call on
            Wednesday,  November 5, 2003 to discuss the  financial  results.  In addition,  the Registrant announced that it expects to file its Form
            10-K early next week. For additional information,  reference is made to the press release  which is attached  hereto as Exhibit 99.01 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            -------------------------------------------------------------------

            (a)   Financial Statements of Business Acquired.

                  Not Applicable.

            (b)   Pro Forma Financial Information.

                  Not Applicable.

            (c)   Exhibits.

                  99.01 Press Release dated October 30, 2003.

                                       2

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DEL GLOBAL TECHNOLOGIES CORP.

Date:  October 30, 2003
                                             By: /s/ Thomas V. Gilboy
                                                 -----------------------
                                                 Thomas V. Gilboy
                                                 Chief Financial Officer

                                       3

                                  EXHIBIT INDEX
                                  -------------

          Exhibit No.               Description
          -----------               -----------

          99.01                     Press Release dated October 30, 2003

                                       4